SPECIAL MEETING OF SHAREHOLDERS
(UNAUDITED)

The Special Meeting of Shareholders of Calvert
Small Cap Fund, a series of
Calvert Impact Fund, Inc. (the "Fund") was held on
December 16, 2016 and
adjourned to December 23, 2016, December 28, 2016,
January 6, 2017, January
27, 2017 and February 15, 2017.

Shareholders of the Fund voted on the following proposals:



1.
Approval of a new investment advisory agreement with Calvert
Research and Management.






Number of Shares*
For
Against
Abstain**
Uninstructed**
7,190,608
168,364
376,871
2,211,550



2.
Reaffirmation and approval of the Funds ability to invest in notes issued by Calvert Social Investment Foundation.






Number of Shares*
For
Against
Abstain**
Uninstructed**
7,207,875
180,416
347,552
2,211,549



3.
Approval of the Funds reliance on a potential future exemptive order that may be granted by the U.S. Securities and Exchange Commission.






Number of Shares*
For
Against
Abstain**
Uninstructed**
7,122,541
204,452
408,850
2,211,549

Shareholders of Class A shares of the Fund voted on the following proposal:



1.
Approval of Master Distribution Plan for Class A shares of the Fund pursuant to Rule 12b-1 under the Investment
Company Act of 1940, as
amended.






Number of Shares*
For
Against
Abstain**
Uninstructed**
3,755,579
85,772
443,535
1,170,715

Shareholders of Class C shares of the Fund voted on the following proposal:



1.
Approval of Master Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the Investment
Company Act of 1940, as
amended.






Number of Shares*
For
Against
Abstain**
Uninstructed**
349,452
10,264
55,515
26,391





Shareholders of Calvert Impact Fund, Inc. voted on the following proposal:



1.
To elect Directors of Calvert Impact Fund, Inc.:






Number of Shares*
Nominee
For
Withheld
Richard L. Baird, Jr.
35,697,069
1,929,355
Alice Gresham
Bullock
35,777,835
1,848,589
Cari Dominguez
35,780,136
1,846,288
Miles D. Harper III
35,693,783
1,932,641
John G. Guffey, Jr.
35,686,589
1,939,836
Joy V. Jones
35,775,597
1,850,827
Anthony A.
Williams
33,920,543
3,705,881
John H. Streur
35,672,258
1,954,166



*
Excludes fractional shares.



**
Uninstructed shares (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a vote against the proposals.
Uninstructed shares are sometimes referred to as broker non-votes.
Abstentions were also treated in this manner.


SPECIAL MEETING OF SHAREHOLDERS
(UNAUDITED)

The Special Meeting of Shareholders of Calvert
Global Energy Solutions Fund
and Calvert Global Water Fund, each a series of Calvert Impact Fund, Inc.
(collectively, the "Funds") was held on December
16, 2016, and adjourned to
December 23, 2016, December 28, 2016 and January
6, 2017.

Shareholders of the Funds voted on the following proposals:



1.
Approval of a new investment advisory agreement with Calvert
Research and Management.








Number of Shares*
Fund
For
Against
Abstain**
Uninstructed**
Calvert Global Energy
Solutions Fund
5,908,631
137,921
473,036
2,289,591
Calvert Global Water Fund
10,895,091
312,474
615,294
4,355,029



2.
Reaffirmation and approval of the Funds ability to invest in notes issued by Calvert Social Investment Foundation.








Number of Shares*
Fund
For
Against
Abstain**
Uninstructed**
Calvert Global Energy
Solutions Fund
5,924,225
131,326
464,043
2,289,585
Calvert Global Water Fund
10,854,197
325,866
642,791
4,355,037



3.
Approval of the Funds reliance on a potential future exemptive order that may be granted by the U.S. Securities and Exchange Commission.








Number of Shares*
Fund
For
Against
Abstain**
Uninstructed**
Calvert Global Energy
Solutions Fund
6,254,580
163,618
624,248
2,149,545
Calvert Global Water Fund
11,196,750
379,548
705,291
4,168,731

Shareholders of Class A shares of the Funds voted on the following proposal:



1.
Approval of Master Distribution Plan for Class A shares of the Funds pursuant to Rule 12b-1 under the Investment
Company Act of 1940, as
amended.








Number of Shares*
Fund
For
Against
Abstain**
Uninstructed**
Calvert Global Energy
Solutions Fund
4,516,271
112,517
403,918
1,469,946
Calvert Global Water Fund
6,936,953
204,571
510,158
2,683,804

Shareholders of Class C shares of the Funds voted on the following proposal:



1.
Approval of Master Distribution Plan for Class C shares of the Funds pursuant to Rule 12b-1 under the Investment
Company Act of 1940, as
amended.








Number of Shares*
Fund
For
Against
Abstain**
Uninstructed**
Calvert Global Energy
Solutions Fund
865,781
35,136
61,315
303,746
Calvert Global Water Fund
1,604,141
67,078
106,455
559,116




Shareholders of Calvert Impact Fund, Inc. voted on the following proposal:



1.
To elect Directors of Calvert Impact Fund, Inc.:






Number of Shares*
Nominee
For
Withheld
Richard L. Baird, Jr.
35,697,069
1,929,355
Alice Gresham
Bullock
35,777,835
1,848,589
Cari Dominguez
35,780,136
1,846,288
Miles D. Harper III
35,693,783
1,932,641
John G. Guffey, Jr.
35,686,589
1,939,836
Joy V. Jones
35,775,597
1,850,827
Anthony A.
Williams
33,920,543
3,705,881
John H. Streur
35,672,258
1,954,166



*
Excludes fractional shares.



**
Uninstructed shares (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a vote against the proposals.
Uninstructed shares are sometimes referred to as broker non-votes.
Abstentions were also treated in this manner.


SPECIAL MEETING OF SHAREHOLDERS
(UNAUDITED)

The Special Meeting of Shareholders of Calvert
Green Bond Fund, a series of
Calvert Impact Fund, Inc. (the "Fund") was held on
December 16, 2016 and
adjourned to December 23, 2016.

Shareholders of the Fund voted on the following proposals:



1.
Approval of a new investment advisory agreement with Calvert
Research and Management.






Number of Shares*
For
Against
Abstain**
Uninstructed**
2,243,094
16,232
102,567
645,520



2.
Reaffirmation and approval of the Funds ability to invest in notes issued by Calvert Social Investment Foundation.






Number of Shares*
For
Against
Abstain**
Uninstructed**
2,246,416
10,316
105,161
645,520



3.
Approval of the Funds reliance on a potential future exemptive order that may be granted by the U.S. Securities and Exchange Commission.






Number of Shares*
For
Against
Abstain**
Uninstructed**
2,242,400
13,725
105,769
645,519

Shareholders of Class A shares of the Fund voted on the following proposal:



1.
Approval of Master Distribution Plan for Class A shares of the Fund pursuant to Rule 12b-1 under the Investment
Company Act of 1940, as
amended.






Number of Shares*
For
Against
Abstain**
Uninstructed**
865,017
7,778
85,541
256,859





Shareholders of Calvert Impact Fund, Inc. voted on the following proposal:



1.
To elect Directors of Calvert Impact Fund, Inc.:






Number of Shares*
Nominee
For
Withheld
Richard L. Baird, Jr.
35,697,069
1,929,355
Alice Gresham
Bullock
35,777,835
1,848,589
Cari Dominguez
35,780,136
1,846,288
Miles D. Harper III
35,693,783
1,932,641
John G. Guffey, Jr.
35,686,589
1,939,836
Joy V. Jones
35,775,597
1,850,827
Anthony A.
Williams
33,920,543
3,705,881
John H. Streur
35,672,258
1,954,166



*
Excludes fractional shares.



**
Uninstructed shares (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a vote against the proposals.
Uninstructed shares are sometimes referred to as broker non-votes.
Abstentions were also treated in this manner.